UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2023

FOCUS IMPACT ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40977	86-2433757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Park Avenue Ste 911
New York, NY	10177
(Address of principal executive offices)	(Zip Code)

(212) 213-0243
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	FIACU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	FIAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	FIACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 24, 2023, Focus Impact Acquisition Corp. (the “Company”) convened and then adjourned until April 25, 2023, at 4:00 p.m., Eastern Time, without conducting any other business, a special meeting of stockholders (the “Special Meeting”) relating to its previously announced proposed extension of its deadline to complete an initial business combination. The only proposal submitted for a vote of the stockholders at the Special Meeting was the approval of the adjournment of such meeting to a later date (the “Adjournment Proposal”). The Adjournment Proposal is described in greater detail in the definitive proxy statement of the Company, which was filed with the Securities and Exchange Commission on April 5, 2023.

Holders of 24,251,153 ordinary shares of the Company held of record as of March 23, 2023, the record date for the Special Meeting, were present in person or by proxy at the meeting, representing approximately 84.35% of the voting power of the Company’s ordinary shares as of the record date for the Special Meeting, and constituting a quorum for the transaction of business.

The voting results for the Adjournment Proposal was as follows:

The Adjournment Proposal

For	Against	Abstain
23,281,153	970,000	0

The adjourned meeting will be held on April 25, 2023, at 4:00 p.m., Eastern Time, as a virtual meeting. Stockholders can attend the adjourned meeting by visiting https://www.cstproxy.com/focus-impact/2023. If you do not have access to the Internet, you can listen to the meeting by dialing 1 800-450-7155 (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 4107438#. Please note that you will not be able to vote or ask questions at the adjourned meeting if you choose to participate telephonically.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2023

FOCUS IMPACT ACQUISITION CORP.

	By:	/s/ Carl Stanton
	Name:	Carl Stanton
	Title:	Chief Executive Officer